UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2026

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56272	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment and Extension of Hotel Indigo Loan

On October 21, 2026, PHR TCI, LLC (the “Borrower”), a wholly owned subsidiary of Procaccianti Hotel REIT, L.P., the operating partnership of Procaccianti Hotel REIT, Inc. (the “Company”), entered into a First Omnibus Loan Modification Agreement (the “Modification Agreement”) and an Amended and Restated Promissory Note (the “A&R Note”) with Beacon Bank & Trust, as successor by merger to Berkshire Bank (the “Lender”), with respect to the existing mortgage loan made by the Lender to the Borrower on June 6, 2024 (the “Loan”), which is secured by the Hotel Indigo located at 263 West Grandview Parkway, Traverse City, Michigan (the “Hotel Indigo Property”). Pursuant to the Modification Agreement and the A&R Note, the maximum principal amount of the Loan was increased by $1,750,000, from $15,600,000 to $17,350,000. The outstanding principal balance of the Loan was $15,600,000 as of the effective date of the Modification Agreement, and the additional $1,750,000 will be advanced to the Borrower, subject to the satisfaction of certain conditions, to fund a portion of capital expenditures and renovations at the Hotel Indigo Property.

The Modification Agreement extends the initial maturity date of the Loan from June 6, 2027 to June 6, 2028. The Borrower has two options to extend the maturity date of the Loan by 12 months each, to June 6, 2029 and June 6, 2030, respectively, subject to the satisfaction of certain conditions, including a debt service coverage ratio of not less than 1.50:1 (based on amortizing debt service payments), the absence of any default or event of default, and the payment of an extension fee of $17,350 for each extension.

Under the A&R Note, the Loan bears interest at a fixed rate of 6.50% per annum through June 6, 2027 and, for the remainder of the initial term, at a fixed rate equal to 2.50% above the yield on U.S. Treasury securities adjusted to a constant maturity of one year. During each extension term, the Loan will bear interest at a fixed rate equal to 2.50% above such one-year Treasury yield, determined as of the first day of the applicable extension term and rounded to the nearest one-eighth of one percent. The Loan requires monthly payments of interest only through June 6, 2028, and thereafter monthly payments of principal and interest based on a 30-year amortization schedule. The Loan may be prepaid in whole or in part upon five days’ prior written notice without a prepayment fee. In connection with the Modification Agreement, the Borrower paid the Lender a modification fee of $10,000.

In connection with the Modification Agreement, the Company, as guarantor, entered into a First Amendment and Reaffirmation of Guaranty and Environmental Indemnity Agreement (the “Reaffirmation”), pursuant to which the Company reaffirmed its obligations under its existing Limited Guaranty and Environmental Indemnity Agreement with respect to the Loan, as amended.

The foregoing description of the Modification Agreement, the A&R Note and the Reaffirmation does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

Payment of Distributions

On October 20, 2026, the board of directors (the “Board”) of the Company (i) authorized the payment of distributions out of legally available funds with respect to each share of Class K common stock (“K Share”), Class K-I common stock (“K-I Share”), and Class K-T common stock (“K-T Share”) outstanding as of November 3, 2026 (the “Common Stock Distributions”) to the holders of record of K Shares, K-I Shares, and K-T Shares and (ii) on behalf of the Company as the general partner of Procaccianti Hotel REIT, L.P., the Company’s operating partnership (the “Operating Partnership”), authorized distributions out of legally available funds (the “Class K OP Unit Distributions”) with respect to each unit of Class K limited partnership interest in the Operating Partnership (the “Class K OP Units”) held by individuals with direct or indirect interests in the seller of the Hilton Garden Inn hotel property (the “Property”) who are direct or indirect owners of Procaccianti Companies, Inc., the sponsor of the Company, and Procaccianti Hotel Advisors, LLC, the external advisor to the Company (the “Affiliate Sellers”).

Common Stock Distributions

With respect to the K Shares and K-I Shares outstanding as of and during the quarter ended September 30, 2026, the cumulative amount of distributions that had accrued on a daily basis with respect to each K Share and K-I Share outstanding since June 30, 2026, was $677,851 and $256,731, respectively (the “K Share Accrual” and the “K-I Share Accrual,” respectively), or $0.001917808 per K Share per day and $0.001917808 per K-I Share per day, which reflects an accrual rate of seven percent per annum for each share class under the Company’s charter. The Board authorized the payment of distributions in an aggregate amount equal to the K Share Accrual and K-I Share Accrual. The distributions will be payable in cash to stockholders on or about November 4, 2026 to holders of record as of November 3, 2026.

Class K OP Unit Distributions

With respect to the Class K OP Units held by the Affiliate Sellers of the Property that were outstanding as of and during the quarter ended September 30, 2026, the cumulative amount of distributions that had accrued on a daily basis with respect to each Class K OP Unit was $22,606 (the “Class K OP Unit Accrual”), or $0.001917808 per Class K OP Unit per day, which reflects an accrual rate of seven percent per annum. The Board authorized the payment of distributions in an aggregate amount equal to the Class K OP Unit Accrual. The distributions will be payable in cash to the Affiliate Sellers on or about November 4, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	First Omnibus Loan Modification Agreement, dated as of October 21, 2026, by and between PHR TCI, LLC and Beacon Bank & Trust

10.2	Amended and Restated Promissory Note, dated as of October 21, 2026, made by PHR TCI, LLC in favor of Beacon Bank & Trust

10.3	First Amendment and Reaffirmation of Guaranty and Environmental Indemnity Agreement, dated as of October 21, 2026, made by Procaccianti Hotel REIT, Inc. in favor of Beacon Bank & Trust

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: October 23, 2026	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer